                                                                EXHIBIT 10.2

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 15, 1996, is among DAISYTEK, INCORPORATED, a Delaware corporation (hereinafter referred to as "Borrower"), DAISYTEK INTERNATIONAL INCORPORATED, a Delaware corporation ("Guarantor"), each of Borrower's Subsidiaries identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages of this Amendment or that, pursuant to Section 8.1(n) of the Credit Agreement (as hereinafter defined), become a "Subsidiary Guarantor" (individually, a "Subsidiary Guarantor," and, collectively, the "Subsidiary Guarantors"), STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust ("State Street"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), as a lender and as administrative agent for itself and State Street (State Street and TCB being collectively referred to herein as "Lenders"). All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrower, Guarantor, Subsidiary Guarantors and Lenders entered into that certain Credit Agreement dated as of May 22, 1995 (the "Credit Agreement"); and

         WHEREAS, Borrower, Guarantor, Subsidiary Guarantors and Lenders desire to amend the Credit Agreement as described herein;

         NOW, THEREFORE, in consideration of the recitals set forth above, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Subsidiary Guarantors and Lenders hereby agree as follows:

         1. Amended Definitions. The following definitions in Section 1.1 of the Credit Agreement are amended to read in their entireties as follows:

                 ""Committed Sum" means, with respect to the Loan Commitment, for each of Lenders, (a) Twelve Million Five Hundred Thousand Dollars ($12,500,000) during the period commencing as of the Closing Date and ending on and including April 14, 1996, and (b) Fifteen Million Dollars ($15,000,000) during the period commencing as of April 15, 1996 and ending on and including the Loan Maturity Date."

                 ""Loan Commitment" means (a) Twenty Five Million Dollars ($25,000,000) during the period commencing as of the Closing Date and ending on and including April 14, 1996, and (b) Thirty Million Dollars ($30,000,000) during the period commencing as of April 15, 1996 and ending on but not including the Loan Maturity Date."

         2. Amendment of Section 2.7. Section 2.7 of the Credit Agreement is amended to read in its entirety as follows:

                 "Section 2.7 Voluntary Prepayment. At its option on any Business Day, Borrower may prepay the principal balance of the Loan in whole or in part; provided, however, that unless such prepayment constitutes the entire outstanding principal balance of the Loan, any such prepayment of principal shall be $100,000 or greater.

                 Any such prepayment of Advances accruing interest at the Base Rate shall not require prior notice to Lenders. Any such prepayment of Advances accruing interest at an Adjusted Eurodollar Rate shall require four (4) Business Days' prior notice to Lenders. To the extent possible, any prepayment made hereunder shall be deemed to be a prepayment of Advances accruing interest at the Base Rate. Prepayment of any Advance accruing interest at an Adjusted Eurodollar Rate shall also be subject to Section 4.4(d)."

         3. New Section 11.4A. There is hereby added a new Section 11.4A of the Credit Agreement, to read in its entirety as follows:

                 "Section 11.4A  Assignments and Participations.

                          (a) Each Lender may assign, in whole or in part, its Note and its Loan Commitment with the consent of Agent and Borrower (which consent shall not be unreasonably withheld or delayed); provided, however, that

                                  (i) no such consent shall be required in the
                          case of any assignment to another Lender;

                                  (ii) except to the extent Borrower and Agent
                          shall otherwise consent, any such partial assignment (other than to another Lender) shall be in an amount equal to at least $5,000,000;

                                  (iii) each such assignment by a Lender of its
                          interest in its Note, or its Loan Commitment, shall be made in such manner so that the same portion of such interest in the Loan and its Loan Commitment is assigned to the respective assignee; and


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 2

                                  (iv) upon each such assignment, the assignor
                          and assignee shall execute and deliver to each other an Assignment and Acceptance in the form of Exhibit G, and deliver copies thereof to the Agent and Borrower.

                 Upon any assignment in conformity with the foregoing, the assignee shall have, as and to the extent provided in such assignment (unless otherwise consented to by Borrower and Agent), the obligations, rights and benefits of a Lender hereunder holding the Loan Commitment and the Loan or portions thereof assigned to it (in addition to the Loan Commitment and interest in the Loan, if any, theretofore held by such assignee) and the assignor shall, as and to the extent provided in such assignment, be released from its Loan Commitment (or portions thereof) so assigned. Upon each such assignment the Agent shall receive an assignment fee of $2,000, payable by the assignor or the assignee, or both of them, as the assignor and the assignee shall agree between them.

                          (b) A Lender may sell or agree to sell to one or more other Persons (a "Participant") a participation in all or any part of the Loan held by it, or in its Loan Commitment, provided that any such sale by a Lender which would result in such Lender beneficially owning less than fifty percent (50%) of its Loan or Loan Commitment shall require the consent of Agent and Borrower (which consent shall not be unreasonably withheld or delayed), and provided further that such Participant shall not have any rights or benefits under this Agreement or any Note or any other Loan Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by Borrower to any Lender in respect of the Loan and such Lender's Loan Commitment shall be determined as if such Lender had not sold or agreed to sell any participations in the Loan and such Lender's Loan Commitment, and as if such Lender were funding each of the Loan and such Lender's Loan Commitment in the same way that it is funding the portion of the Loan and such Lender's Loan Commitment in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Loan Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Lender's Loan Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loan or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee, or (v) consent to any





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 3
                 modification, supplement or waiver hereof or of any of the other Loan Documents to the extent that the same requires the consent of each Lender.

                          (c)  In addition to the assignments and
                 participations permitted under the foregoing provisions of this Section 11.4A, any Lender may (without the consent of Borrower, Agent or any other Lender and without payment of any fee) (i) assign and pledge all or any portion of the Loan held by it and its Note to any Federal Reserve Bank as collateral security and (ii) assign all or any portion of its rights under this Agreement, the Loan and its Note to an Affiliate. Upon any assignment in accordance with the foregoing clause
                 (ii), the assignor shall, as and to the extent provided in the related Assignment and Acceptance in the form of Exhibit G, be released from its Loan Commitment (or portions thereof) so assigned.

                          (d) A Lender may furnish any information concerning Borrower or any of its Subsidiaries or other Affiliates in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

                          (e) Anything in this Section 11.4A to the contrary notwithstanding, no Lender may assign or participate any interest in the Loan to Borrower, or any of Borrower's Affiliates or Subsidiaries, without the prior consent of each Lender."

         4. New Exhibit G. There is hereby added a new Exhibit G to the Credit Agreement, to provide in its entirety as provided in the Exhibit G attached hereto.

         5. Other Documents. Borrower shall provide such other documents incidental and appropriate to this Amendment as Lenders or Lenders' counsel may reasonably request, and all such documents being in form and substance reasonably satisfactory to Lenders.

         6. Guaranty. Guarantor and each Subsidiary Guarantor hereby acknowledges and consents to this Amendment. Further, Guarantor and each Subsidiary Guarantor, except Subsidiary Guarantors Supplies Express, Inc., a Delaware corporation, and Daisytek Latin America, Inc., a Florida corporation,
(a) acknowledges that its respective obligations under that certain Guaranty dated as of May 22, 1995 executed by each such Guarantor or Subsidiary Guarantor, as the case may be, in favor of TCB and that certain Guaranty dated as of May 22, 1995 executed by each such Guarantor or Subsidiary Guarantor, as the case may be, in favor of State Street includes a guaranty of all of the obligations, indebtedness and liabilities of Borrower under (i) the Credit Agreement, as amended by this Amendment, and (ii) the Notes executed in connection with the Credit Agreement, (b) represents to Lenders that each such respective Guaranty remains in full force and effect, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its respective obligations under such Guaranty.





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 4

         Likewise, each of Subsidiary Guarantors Supplies Express, Inc., a Delaware corporation, and Daisytek Latin America, Inc., a Florida corporation,
(a) acknowledges that its respective obligations under that certain Guaranty dated as of December 20, 1995 executed by each such Subsidiary Guarantor in favor of TCB and that certain Guaranty dated as of December 20, 1995 executed by each such Subsidiary Guarantor in favor of State Street includes a guaranty of all of the obligations, indebtedness and liabilities of Borrower under (i) the Credit Agreement, as amended by this Amendment, and (ii) the Notes executed in connection with the Credit Agreement, (b) represents to Lenders that each such respective Guaranty remains in full force and effect, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its respective obligations under such Guaranty.

         7. Terms of Agreement. Except as expressly amended by this Amendment, the Credit Agreement is and shall be unchanged.

         8. Effect of Amendment. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement in the Credit Agreement or the other documents shall mean a reference to the Credit Agreement as amended hereby.

         9. Reaffirmation; No Default. Each Daisytek Corporation hereby represents and warrants to Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of such Daisytek Corporation and will not violate the articles of incorporation (or other charter documents) or bylaws of any Daisytek Corporation, (b) neither the articles of incorporation (or other charter documents) nor bylaws of any Daisytek Corporation have been amended or revoked since May 22, 1995, (c) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (d) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (e) each Daisytek Corporation is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         10. Enforceability. Each Daisytek Corporation hereby represents and warrants that, as of the date of this Amendment, the Credit Agreement and all documents and instruments executed in connection therewith are in full force and effect and that there are no claims, counterclaims, offsets or defenses to any of such documents or instruments.

         11. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 5

THE LAWS OF THE UNITED STATES OF AMERICA. CHAPTER 15 OF TEXAS REVISED CIVIL STATUTES ARTICLE 5069 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, OR THE NOTES.

         12. Maximum Interest Rate. Regardless of any provisions contained in this Amendment or in any other Loan Documents, Lenders shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes or otherwise any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and if Lenders ever receive, collect or apply as interest any such excess, or if acceleration of the maturity of the Notes or if any prepayment by Borrower results in Borrower having paid any interest in excess of the maximum rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Notes for which such excess was received, collected or applied, and, if the principal balances of Notes are paid in full, any remaining excess shall forthwith be paid to Borrower. All sums paid or agreed to be paid to Lenders for the use, forbearance or detention of the indebtedness evidenced by the Notes and/or the Credit Agreement, as amended by this Amendment, shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum lawful rate permitted under applicable law. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum rate of interest permitted by law, Borrower and Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; and (ii) exclude voluntary prepayments and the effect thereof; and
(iii) compare the total amount of interest contracted for, charged or received with the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of the Notes at the maximum lawful rate under applicable law.

         13. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         14. WAIVER OF TRIAL BY JURY. EACH DAISYTEK CORPORATION WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM OR OTHER ACTION, OF ANY NATURE WHATSOEVER, RELATING TO OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. EACH DAISYTEK CORPORATION ACKNOWLEDGES THAT THE FOREGOING JURY TRIAL WAIVER IS A MATERIAL INDUCEMENT TO EACH LENDER'S ENTERING INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH LENDER IS RELYING ON SUCH WAIVER IN ITS FUTURE DEALINGS WITH SUCH CORPORATION. EACH SUCH CORPORATION WARRANTS AND REPRESENTS TO EACH LENDER THAT SUCH CORPORATION HAS REVIEWED THE FOREGOING JURY TRIAL WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 6

WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THE FOREGOING JURY TRIAL WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         15. DTPA WAIVER. EACH DAISYTEK CORPORATION HEREBY WAIVES ALL PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES CONSUMER PROTECTION ACT (TEX. BUS. & COM. CODE Section 17.01 ET SEQ.), OTHER THAN Section 17.555 THEREOF, AND REPRESENTS AND WARRANTS TO EACH LENDER THAT SUCH CORPORATION (A) HAS ASSETS OF $5,000,000 OR MORE (EXCEPT THAT ONLY BORROWER, GUARANTOR AND DAISYTEK (CANADA) INC. MAKE THE REPRESENTATION IN THIS CLAUSE (A)), (B) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE SUCH CORPORATION TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, (C) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDERS, AND (D) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH SUCH TRANSACTIONS.

         16. OTHER AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE WRITTEN CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

         THIS AMENDMENT is executed and effective as of the date first written above.


                                  BORROWER:

                                  DAISYTEK, INCORPORATED


                                  By:    /s/ THOMAS J. MADDEN
                                         ------------------------------------
                                  Name:  Thomas J. Madden
                                         ------------------------------------
                                  Title: VP Finance
                                         ------------------------------------





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 7

                                  GUARANTOR:

                                  DAISYTEK INTERNATIONAL CORPORATION


                                  By:    /s/ THOMAS J. MADDEN
                                         ------------------------------------
                                  Name:  Thomas J. Madden
                                         ------------------------------------
                                  Title: VP Finance
                                         ------------------------------------


                                  SUBSIDIARY GUARANTORS:

                                  WORKING CAPITAL OF AMERICA, INC.


                                  By:    /s/ THOMAS J. MADDEN
                                         ------------------------------------
                                  Name:  Thomas J. Madden
                                         ------------------------------------
                                  Title: VP Finance
                                         ------------------------------------



                                  HOME TECH DEPOT, INC.


                                  By:    /s/ THOMAS J. MADDEN
                                         ------------------------------------
                                  Name:  Thomas J. Madden
                                         ------------------------------------
                                  Title: VP Finance
                                         ------------------------------------


                                  DAISYTEK (CANADA) INC.


                                  By:    /s/ THOMAS J. MADDEN
                                         ------------------------------------
                                  Name:  Thomas J. Madden
                                         ------------------------------------
                                  Title: VP Finance
                                         ------------------------------------


                                  WORKING CAPITAL CANADA INC.



                                  By:    /s/ THOMAS J. MADDEN
                                         ------------------------------------
                                  Name:  Thomas J. Madden
                                         ------------------------------------
                                  Title: VP Finance
                                         ------------------------------------



FIRST AMENDMENT TO CREDIT AGREEMENT - Page 8

                                  DAISYTEK DE MEXICO, S.A. DE C.V.

                                  By:    /s/ THOMAS J. MADDEN
                                         ------------------------------------
                                  Name:  Thomas J. Madden
                                         ------------------------------------
                                  Title: VP Finance
                                         ------------------------------------


                                  SUPPLIES EXPRESS, INC.

                                  By:    /s/ THOMAS J. MADDEN
                                         ------------------------------------
                                  Name:  Thomas J. Madden
                                         ------------------------------------
                                  Title: VP Finance
                                         ------------------------------------


                                  DAISYTEK LATIN AMERICA, INC.

                                  By:    /s/ THOMAS J. MADDEN
                                         ------------------------------------
                                  Name:  Thomas J. Madden
                                         ------------------------------------
                                  Title: VP Finance
                                         ------------------------------------


                                  Agent:

                                  TEXAS COMMERCE BANK NATIONAL
                                  ASSOCIATION, a national banking association


                                  By: /s/ SEAN F. OBRANSKI
                                      ---------------------------------------
                                      Sean F. Obranski,
                                      Vice President


                                   Lenders:

                                   TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION, a national banking association


                                   By: /s/ SEAN F. OBRANSKI
                                       --------------------------------------
                                       Sean F. Obranski,
                                       Vice President





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 9

                                  STATE STREET BANK AND TRUST COMPANY


                                  By:    /s/ MICHAEL ST. JEAN
                                         ------------------------------------
                                  Name:  Michael St. Jean
                                         ------------------------------------
                                  Title: V.P.
                                         ------------------------------------





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 10

                                   EXHIBIT G

                                    FORM OF

                           ASSIGNMENT AND ACCEPTANCE

        Reference is made to that certain Credit Agreement dated as of May 22, 1995 (as amended, supplemented or otherwise modified from time to time, including by that certain First Amendment to Credit Agreement dated as of April 15, 1996, the "Credit Agreement"), among DAISYTEK, INCORPORATED, a Delaware corporation (hereinafter referred to as "Borrower"), DAISYTEK INTERNATIONAL INCORPORATED, a Delaware corporation, each of Borrower's Subsidiaries identified under caption "SUBSIDIARY GUARANTORS" on the signature pages of the Credit Agreement or that, pursuant to Section 8.1(n) thereof, become a "Subsidiary Guarantor," STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as a lender and as administrative agent (in such agency capacity, the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein are so used as so defined and the meanings assigned to terms defined herein or in the Credit Agreement shall be equally applicable to both the singular and plural forms of such terms.

        This Assignment and Acceptance, between the Assignor (as set forth on Schedule 1 hereto and made a part hereof) and the Assignee (as set forth on
Schedule 1 hereto and made a part hereof) and for the benefit of Borrower and the Agent, is dated as of the Transfer Effective Date (as set forth on Schedule 1 hereto and made a part hereof, the "Transfer Effective Date").

        1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of
the Transfer Effective Date, a     % interest (the "Assigned Interest") in
and to the Assignor's rights and obligations under the Credit Agreement, including a like percentage interest in its Loan Commitment, such interest being of a principal amount as set forth on Schedule 1; provided, however, it is expressly understood and agreed that the Assignor is not assigning to the Assignee and the Assignor shall retain (a) all of the Assignor's rights and obligations under paragraph (a) of Section 4.4 and under paragraphs (b) and (c) of Section 4.5 of the Credit Agreement in all cases with respect to any cost, reduction or payment incurred or made prior to the Transfer Effective Date, including, without limitation the rights to indemnification and to reimbursement for taxes, costs and expenses and (b) any and all amounts paid to the Assignor prior to the Transfer Effective Date, and both Assignor and Assignee shall be entitled to the benefits of paragraph (j) of Section 8.1 of the Credit Agreement.

        2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;
(ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Daisytek Corporation or any other obligor or the performance or observance by any of the Daisytek Corporations or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (iii) attaches the Note held by it evidencing the Assigned Interest and requests that the Agent exchange such Note for a new Note payable to the Assignor (if the Assignor has retained any interest in such Note) and a new Note payable to the Assignee in the respective amounts which reflect the assignment and acceptance being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective Date).

        3. The Assignee, for the benefit of the Assignor, the Agent and Borrower, (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Person which has become a Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

        4. Following the execution of this Assignment and Acceptance, the same will be delivered to Borrower and the Agent, together with payment to the Agent of an assignment fee of $2,000.

        5. From and after the Transfer Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Transfer Effective Date or with respect to the making of this assignment, directly between themselves.

ASSIGNMENT AND ACCEPTANCE - Page 2

        6. From and after the Transfer Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations, and release the Daisytek Corporations from their obligations to the Assignor (other than with respect to indemnities and other obligations that by their terms survive repayment of the Notes under the Credit Agreement).

        7. GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA.

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on
Schedule 1 hereto.


ASSIGNMENT AND ACCEPTANCE - Page 3

Schedule 1 to Assignment and Acceptance relating to the Credit Agreement, dated as of May 22, 1995, among DAISYTEK, INCORPORATED, a Delaware corporation, DAISYTEK INTERNATIONAL INCORPORATED, a Delaware corporation, each of Borrower's Subsidiaries identified under caption "SUBSIDIARY GUARANTORS" on the signature pages of the Credit Agreement or that, pursuant to Section 8.1(n) thereof, become a "Subsidiary Guarantor," STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as a lender and as administrative agent (the "Credit Agreement"):

Name of Assignor:

Name of Assignee:

Transfer Effective Date:


                                                       Percentage
               Loan Commitment                   Assigned (to at least
               Amount Assigned                       ten decimals)
               ---------------                    --------------------



ASSIGNMENT AND ACCEPTANCE - Page 4

                                         [ASSIGNOR]


                                         By:
                                            -----------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                   ----------------------------

                                         [ASSIGNEE]


                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------


Accepted:

DAISYTEK, INCORPORATED


By:
    ---------------------------------
    Name:
          ---------------------------
    Title:
           --------------------------


TEXAS COMMERCE BANK NATIONAL
ASSOCIATION, a national banking association (as Agent)


By:
    ---------------------------------
    Sean F. Obranski,
    Vice President


ASSIGNMENT AND ACCEPTANCE -- Page 5